UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2004

FIRST COMMUNITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-49736	23-2321079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Main Street, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(717) 436-2144

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 12, 2004, The First National Bank of Mifflintown, a wholly-owned subsidiary of First Community Financial Corporation (the “Company”), opened its Bloomfield Borough branch office, located at 216 South Carlisle Street, New Bloomfield, Perry County, Pennsylvania. With the opening of the Bloomfield Borough branch office, The First National Bank of Mifflintown now has six branch offices in Perry County in addition to four branch offices maintained in Juniata County and the Bank’s main office in the Borough of Mifflintown, Juniata County.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Community Financial Corporation

Date: October 12, 2004	/s/ James R. McLaughlin
James R. McLaughlin, President and
Chief Executive Officer